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                                                                   EXHIBIT 10.04

               SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT


         This Second Amendment to Executive Employment Agreement ("Second Amendment") is made and entered into this the 1st day of April, 2001, by and between QUINTILES TRANSNATIONAL CORP., a North Carolina Corporation (hereinafter the "Company"), and DENNIS B. GILLINGS, PH.D. (hereinafter the "Executive").

         WHEREAS, the Company and Executive are parties to an Executive Employment Agreement dated February 22, 1994 (the "Employment Agreement"), a copy of which is attached hereto as Exhibit A and incorporated herein, as amended by Amendment to Executive Employment Agreement dated October 26, 1999 ("First Amendment"), a copy of which is attached hereto as Exhibit B and incorporated herein; and

         WHEREAS, the Company and Executive further desire to amend the Employment Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the legal sufficiency and adequacy of which are hereby acknowledged, the parties agree to amend the Employment Agreement as follows:

         1. The Employment Agreement is amended by deleting the term "Chief Executive Officer" from Sections 1, 4(c) and 4(f) and related references to that term.

         2. Also, the Employment Agreement is amended by changing all references to "Chairman of the Board" to "Executive Chairman."

         3. Except as herein set forth, the Employment Agreement and First Amendment are not modified or amended and the parties hereto reaffirm and agree to all of the terms and provisions of the Employment Agreement and First Amendment, as herein amended, in all respects.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Executive Employment Agreement as of the day and year first written above.

                                            QUINTILES TRANSNATIONAL CORP.



                                            By: /s/ Beverly L. Rubin
                                               ------------------------------
                                            Name:  Beverly L. Rubin
                                            Title: VP, Global HR Ops and Assoc.
                                                   Gen'l Counsel

                                                 /s/ Dennis B. Gillings
                                                 -----------------------------
                                                     DENNIS B. GILLINGS